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                                                                   Exhibit 10.14

                               SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT (this "Agreement"), dated as of July 12, 2002, is executed by and among AEROCELL STRUCTURES, INC., an Arkansas corporation ("Aerocell"), TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation ("TIMCO"), AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation ("Design"), TIMCO ENGINE CENTER, INC., a Delaware corporation ("TIMCO Engine") (Aerocell, TIMCO, Design, and TIMCO Engine being collectively referred to as the "Borrowers" and each, individually, a "Borrower"), AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation ("Distribution"), AVS/M-2, INC., a Delaware corporation ("Kratz-Wilde") WHITEHALL CORPORATION, a Delaware corporation ("Whitehall"), AVS/M-3, INC., an Arizona corporation ("Apex"), AVS/CAI, INC., a Florida corporation ("Caribe"), AVIATION SALES LEASING COMPANY, a Delaware corporation ("Leasing"), AVS/M-1, INC., A Delaware corporation ("Manufacturing"), AVSRE, L.P., a Delaware limited partnership ("AVSRE"), AVIATION SALES PROPERTY MANAGEMENT CORP., a Delaware corporation ("Property Management"), HYDROSCIENCE, INC., a Texas corporation ("Hydroscience"), TIMCO ENGINEERED SYSTEMS, INC., a Delaware corporation ("Engineered Systems"), and TIMCO AVIATION SERVICES, INC., a Delaware corporation ("Parent") (Distribution, Kratz-Wilde, Whitehall, Apex, Caribe, Leasing, Manufacturing, AVSRE, Property Management, Hydroscience, Engineered Systems and Parent being collectively referred to as the "Guarantors"), each having its chief executive office at 623 Radar Road, Greensboro, North Carolina 27410, and BENITO QUEVEDO AND MARTHA QUEVEDO, his wife (collectively, "Quevedo"), JAMES INVESTMENTS, INC., a Texas corporation ("JII"), LJH, Ltd., a Texas limited partnership ("LJH"), and Don A. Sanders ("Sanders") (Quevedo, JII, LJH and Sanders being collectively referred to as the `Secured Parties" and each, individually, a "Secured Party"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in that certain Fifth Amended and Restated Credit Agreement of even date herewith (the "Credit Agreement") among the Parent, certain subsidiaries of the Parent, as borrowers, the institutions from time to time party thereto, as lenders, the institutions from time to time party thereto, as lenders, and Citicorp USA, Inc., as Agent (the "Agent").

                              W I T N E S S E T H:

                  WHEREAS, Bank of America, N.A. ("BofA") has heretofore made a certain loan to, inter alia, the Borrowers and the outstanding principal balance of such loan has been re-evidenced by (i) that certain Replacement Term Loan
Note in the principal amount of $5,000,000 of even date herewith and (ii) that certain Replacement Term Loan Note in the principal amount of $2,500,000 of even date herewith (such Replacement Term Loan Notes being collectively referred to as the "BofA Note"); and

                  WHEREAS, the Borrowers have executed that certain Term Loan Note of even date herewith in favor of Quevedo in the principal amount of $1,000,000 (the "Quevedo Note")

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and the Guarantors have executed that certain Guaranty of even date herewith in respect of the Quevedo Note (the "Quevedo Guaranty");

                  WHEREAS, Sanders, LJH and JII have guaranteed the payment and performance of certain of the indebtedness evidenced by the BofA Note pursuant to those certain Limited Guarantees identified on Exhibit A attached hereto and made a part hereof (the "Shareholder Guarantees");

                  WHEREAS, the Secured Parties have required in connection with the Quevedo Note and the Shareholder Guarantees that the Borrowers and the Guarantors (collectively, the "Grantors") grant security interests in favor of each of the Secured Parties in order to secure the indebtedness of the Grantors under and with respect to (i) the Quevedo Note, and (ii) in the event Sanders, LJH and/or JII are subrogated to the rights of BofA with respect to the indebtedness evidenced by the BofA Note by virtue of the performance of their obligations under the Shareholder Guarantees, their resultant claims against the Grantors; and

                  WHEREAS, the Grantors have agreed to grant such security interests in favor of the Secured Parties in accordance with the terms and conditions set forth below.

                  NOW, THEREFORE, in consideration of the premises set forth herein and in order to induce (i) Quevedo to grant the loan evidenced by the Quevedo Note, and (ii) Sanders, LJH and JII to enter into the Shareholder Guarantees, and for other good and valuable consideration, the receipt and sufficiency of which is hereby conclusively acknowledged, each Grantor hereby agrees with the Secured Parties, for each of their benefit, as follows:

                  SECTION 1. Grant of Security. Each Grantor hereby grants to each of the Secured Parties, as security for (i) the indebtedness of the Borrowers under the Quevedo Note, and (ii) in the event Sanders, LJH and/or JII are subrogated to the rights of BofA with respect to the indebtedness evidenced by the BofA Note by virtue of the performance of their obligations under the Shareholder Guarantees, their resultant claims against the Grantors (collectively, the "Obligations"), a third priority security interest (subordinate to the the first priority security interest granted to the Agent for the benefit of the Holders and Citicorp USA, Inc. and to the second priority security interest granted to the Agent for the benefit of BofA) in all of such Grantor's right, title and interest in and to the following, in each case whether now owned or existing or hereafter acquired by it or arising and however and wherever arising or located (the "Collateral"):

                  (a)  Equipment;

                  (b)  Inventory;

                  (c)  Receivables;

                  (d)  General Intangibles;

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                  (e) all chattel paper, all instruments, including, without limitation, all notes evidencing intercompany loans, and all bills of lading, warehouse receipts and other documents of title;

                  (f) all Property and interests in property of such Grantor which may now be in or may hereafter come into the possession, custody or control of any of the Secured Parties, or any agent or affiliate of any of the Secured Parties, in any way or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise), and all rights and interests of such Grantor in respect of any and all (i) drafts, letters of credit, stocks, bonds, and debt and equity Securities and investment property, whether or not certificated, and warrants, options, puts and calls and other rights to acquire or otherwise relating to the same, (ii) interest rate, currency exchange, and hedging contract agreements, including, without limitation, cap, collar, floor, forward and similar agreements and interest rate protection agreements, (iii) cash and cash equivalents, and (iv) proceeds of loans, advances and other financial accommodations, including, without limitation, the loan represented by the Quevedo Note, and all other personal property and interests in personal property of such Grantor not specifically included in Sections 1(a) through 1(e) above; and

                  (g) all accessions and additions to, substitutions and documents for, and replacements, proceeds and products of any of the foregoing Collateral, and all payments under insurance (whether or not any Secured Party is the loss payee thereof), and any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, to the extent not otherwise included.

                  Without limiting the generality of the foregoing, the Liens and security interests granted in this Agreement secure, without limitation, the payment of all amounts which constitute part of the Obligations and would be owed by any Grantor to any Secured Party, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.

                  Notwithstanding anything herein to the contrary, it is expressly understood and agreed that nothing herein or in any other agreement between the parties shall be deemed to grant the Secured Parties a security interest in and to any collateral subject to a lien under the TROL Documents, including but not limited to any fixtures, or any personal property that may be deemed fixtures, situated at the premises located at 3601/3701 Flamingo Road, Miramar, Florida.

                  SECTION 2. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by any Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) none of the Secured Parties shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the Secured Parties be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment in which a security interest is granted hereunder.

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                  SECTION 3. Representations and Warranties. Each Grantor
represents and warrants as follows with respect to itself and the Collateral pledged hereunder:

                  (a) All of its Inventory and Equipment is located at the places specified on Exhibit B attached hereto and made a part hereof, except for Inventory in transit and Inventory and Equipment at other locations for repair, overhaul or modification, provided that Inventory and Equipment may be moved to other locations in accordance with Section 5(a). All of its Inventory which is imported from a location outside the United States arrives at one of the ports or other locations identified on Exhibit B, if any. If any location of its Inventory or Equipment is subject to a lease or license, or any sublease, mortgage or similar instrument, the name and address of each licensor, lessor, sublessor, mortgagor, lessee, licensee, sublessee and/or mortgagee (other than such Grantor) is set forth on Exhibit B below the address of such location or on a notice delivered to the Secured Parties pursuant to Section 5(a). The name and address of each bailee, processor, warehouseman, consignee or other Person in possession of any of the Inventory or Equipment (each such Person being a "Bailee") on the date hereof, other than carriers and shippers of Inventory in transit and Inventory and Equipment at other locations for repair, overhaul or modification, is set forth on Exhibit B, together with the address of the location where such Inventory or Equipment is or may be held. Except as otherwise indicated on Exhibit B, no Bailee (other than a Bailee identified on Exhibit B as being a consignee or a Bailee in possession of its Inventory or Equipment for purposes of repair, overhaul or modification) in possession of any of the Inventory or Equipment conducts a business at the location of such Inventory or Equipment other than a business in the nature of warehousing or transporting goods for others. In the event that any of its Inventory is in the possession of a Bailee, such Inventory shall not be evidenced by a negotiable instrument or document.

                  (b) The principal place of business and chief executive office of each Grantor are located at the address first specified above for each Grantor or at such other address as a respective Grantor may designate in accordance with Section 6, and all records concerning its Receivables are located at the addresses specified on Exhibit C attached hereto and made a part hereof or at such other addresses as any Grantor may designate in accordance with Section 6. Each Grantor will hold and preserve such records and will permit representatives of the Secured Parties at any time to inspect, copy and make abstracts of such records. The originals of all chattel paper that evidence Receivables have been delivered to the Secured Parties.

                  (c) Each Grantor has good, indefeasible and merchantable title to its respective Collateral. Each Grantor is the legal and beneficial owner of its respective Collateral free and clear of any Lien, except for the security interest created by this Agreement and Liens permitted under Section 10.03 of the Credit Agreement. Except as identified on Exhibit D attached hereto and made a part hereof, no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office on the date hereof, except such as may have been filed in favor of the Agent relating to the Credit Agreement or in favor of the Secured Parties relating to this Agreement.

                  (d) The correct name of each Grantor on the date hereof is that set forth on the signature pages hereof and no Grantor has any other corporate or fictitious name and has not, during the five (5) years immediately preceding the date of this Agreement, (i) except as set forth on Exhibit E attached hereto and made a part hereof, been known by or used any other corporate

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or fictitious name in the ordinary course of its business; (ii) merged or consolidated with any other Person which is or was known by or uses or used any other corporate, partnership or fictitious name in the ordinary course of its business; or (iii) except as set forth on Exhibit E, acquired assets from any other Person or operating division thereof which is or was known by or uses or used any other corporate, partnership or fictitious name to the extent that the transfer of such assets by such Person or operating division is outside of the ordinary course of such Person's or operating division's business. No Grantor will change its name, identity or corporate structure in any manner unless it shall have given the Secured Parties the same notice required to be given to the Agent as described in Section 10.14 of the Credit Agreement and certified to the Secured Parties that all filings reflecting such new name, identity or corporate structure have been made which are necessary or appropriate to preserve the perfection of the security interests described herein.

                  (e) This Agreement, together with the financing statements listed on Exhibit F attached hereto and made a part hereof filed in the jurisdictions identified on Exhibit F, upon the giving of value for the benefit of the Grantors by the Secured Parties, creates a valid and perfected third priority security interest in the Collateral (except for Collateral held by a Bailee for purposes of repair, overhaul or modification), securing the payment and performance of the Obligations, and all such filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

                  (f) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required (i) for the grant by any Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by any Grantor, (ii) for the perfection or, except for the filing of the appropriate continuation statements with respect to the financing statements listed on Exhibit F, maintenance of the security interest created hereby (including the maintenance of the first priority nature of such security interest) or (iii) for the exercise by the Secured Parties of their respective rights and remedies hereunder.

                  SECTION 4.  Further Assurances.

                  (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents (including, without limitation, control agreements in form and substance reasonably satisfactory to a majority of the Secured Parties with respect to all letter of credit rights, electronic chattel paper, deposit accounts, and accounts with securities intermediaries), and take all further action which may be necessary or desirable in the opinion of a majority of the Secured Parties or their respective counsel, or that a majority of the Secured Parties may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby and enable the Secured Parties to exercise and enforce their respective rights and remedies hereunder with respect to any Collateral, and such Grantor shall in any event take such action as may be required to maintain the truthfulness and accuracy of the representations and warranties contained in Section 3. Without limiting the generality of the foregoing: (i) each Grantor shall mark conspicuously each "document," as defined in Section 9-102(a)(30) of the Uniform Commercial Code of the state in which the collateral is located or deemed located, included in the Inventory and each chattel paper included in the Receivables and, at the request of a majority of the

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Secured Parties, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to a majority of the Secured Parties, indicating that such document, chattel paper or other Collateral is subject to the security interest granted hereby; (ii) in the event any Grantor acquires any Collateral with respect to which a lien may be recorded with the Federal
Aviation Administration or any successor or replacement agency, such Grantor shall immediately notify the Secured Parties and such Grantor shall, at the request of a majority of the Secured Parties, promptly execute and deliver to the Secured Parties, such notices, security agreements and other documents as may be required (as determined by a majority of the Secured Parties in their sole discretion) to evidence, record and perfect the Secured Parties' Lien with respect to such Collateral; (iv) in the event that any Grantor has accounts with respect to which the account debtor is the United States of America or any department, agency or instrumentality thereof (all such accounts being hereinafter referred to as "Government Receivables"), such Grantor shall, at the request of a majority of the Secured Parties, with respect to such Government Receivables, promptly comply with the Assignment of Claims Act of 1940, as amended (31 U.S.C. ss. 3727 et seq.), and shall promptly deliver to the Secured Parties evidence of such compliance, which evidence shall be in form and substance satisfactory to a majority of the Secured Parties in their sole discretion; (v) each Grantor shall execute and file such financing and continuation statements, and amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as a majority of the Secured Parties may request, in order to perfect and preserve the security interest granted or purported to be granted hereby; and (vi) each Grantor shall obtain and deliver to the Secured Parties notices, agreements (including, without limitation, subordination agreements) and other documents reasonably requested by a majority of the Secured Parties for the purpose of giving advice of and perfecting the Liens granted to the Secured Parties for their respective benefit and establishing the senior priority, if any, of the Secured Parties' respective security interest over such other parties' rights and interests in respect of Equipment, Inventory or other Collateral held in the possession of, Bailees, licensors, lessors, mortgagees or other third parties, and shall use its best efforts to cause such third parties (collectively, "Third Parties") to acknowledge or consent to such notices, agreements and other documents.

                  (b) Each Grantor hereby authorizes the Secured Parties to file one or more financing and continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor. Each Grantor hereby agrees that a photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (c) Each Grantor hereby agrees that, upon the occurrence and during the continuation of an Event of Default, the Grantor will not, without the prior written consent of a majority of the Secured Parties, except in the ordinary course of business and for amounts which are not material to such Grantor in the aggregate, (i) grant any extension of the time of payment of any of the Collateral or compromise, compound or settle the same for less than the full amount thereof; (ii) release, wholly or partly, any Person liable for the payment thereof; or (iii) allow any credit or discount whatsoever thereon other than trade discounts granted in the ordinary course of business.

                  (d) Each Grantor hereby agrees to advise the Secured Parties promptly, in reasonable detail, of (i) all material Liens and claims made by or asserted against any or all of the

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Collateral (other than Liens listed on Exhibit D hereto), and (ii) the occurrence of any other event which would have a material adverse effect on the Secured Parties' Liens on, or interest in, the Collateral or would otherwise have a Material Adverse Effect.

                  SECTION 5.  Covenants Regarding Equipment and Inventory.

                  (a) Each Grantor shall keep its Equipment and Inventory, except for Inventory in transit and Inventory and Equipment at other locations for repair, overhaul or modification, at the locations specified on Exhibit B or, provided that ten (10) Business Days' prior written notice has been delivered to the Secured Parties, at such other places in jurisdictions where all actions required by Section 4 shall have been taken with respect to such Equipment and Inventory.

                  (b) If any Equipment or Inventory is in the possession or control of any Third Party or any of agent of a Grantor, such Grantor shall notify such Third Party or agent of the Secured Parties' security interest in such Equipment or Inventory and, upon the request of a majority of the Secured Parties following the occurrence and during the continuation of an Event of Default, direct such Third Party or agent to hold all such Equipment or Inventory for the Secured Parties' account and subject to the Secured Parties' instructions.

                  SECTION 6. Covenants Regarding Receivables and General Intangibles. Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables and the General Intangibles at the location(s) specified on Exhibit C or, provided that thirty (30) days' prior written notice has been delivered to the Secured Parties, at any other locations in a jurisdiction where all actions required by Section 4 shall have been taken with respect to its Receivables and General Intangibles.

                  SECTION 7. Secured Parties Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Secured Parties as its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the discretion of a majority of the Secured Parties, to take any action and to execute any instrument which a majority of the Secured Parties may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, upon the occurrence and during the continuation of an Event of Default:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with any of the Collateral;

                  (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

                  (c) to file any claims or take any action or institute any proceedings which a majority of the Secured Parties may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Parties with respect to any of the Collateral;

                  (d) to receive, open and dispose of all mail addressed to such Grantor; and

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                  (e) to take any other action necessary to operate such
Grantor's business.

Each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable.

                  SECTION 8. Secured Parties May Perform. If any Grantor fails to perform any agreement contained herein, the Secured Parties may themselves perform, or cause performance of, such agreement, and the expenses of the Secured Parties incurred in connection therewith shall be payable by such Grantor to the relevant Secured Party upon demand by such Secured Party.

                  SECTION 9. The Secured Parties' Rights and Duties. The powers conferred on the Secured Parties hereunder are solely to protect their interest in the Collateral and shall not impose any duty upon any of them to exercise any such powers. Except for the safe custody of any Collateral in their possession and the accounting for moneys actually received by them hereunder, none of the Secured Parties shall have any duty as to any Collateral. Any action taken or omitted to be taken by the Secured Parties or any one of them in connection with any of the Collateral shall not result in any liability of any Secured Party to any Grantor unless such action or omission shall be determined by a court of competent jurisdiction to have arisen solely out of the gross negligence or willful misconduct of such Secured Party. The Secured Parties may exercise any of their respective rights and execute any of their respective duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its rights and duties hereunder.

                  SECTION 10.  Insurance and Insurance Proceeds.

                  (a) Each Grantor shall maintain in full force and effect the insurance policies and programs listed on Schedule 1 hereto or substantially similar policies and programs or other policies and programs as are acceptable to a majority of the Secured Parties. All such policies and programs shall be maintained with insurers acceptable to a majority of the Secured Parties. Each certificate and policy relating to Property damage, boiler and machinery and/or business interruption coverage shall contain an endorsement, in form and substance acceptable to the Secured Parties, showing loss payable as their interests may appear to the Secured Parties, and naming the Secured Parties as additional insureds under such policy. Each certificate and policy relating to coverage other than the foregoing shall, if required by a majority of the Secured Parties, contain an endorsement naming the Secured Parties as additional insureds under such policy. Such endorsement or an independent instrument furnished to the Secured Parties shall provide that the insurance companies will give the Secured Parties at least thirty (30) days' written notice before any such policy or policies of insurance shall be altered adversely to the interests of the Secured Parties or canceled and that no act, whether willful or negligent, or default of any Grantor or any other Person shall affect the right of the Secured Parties to recover under such policy or policies of insurance in case of loss or damage. In the event any Grantor at any time or times hereafter shall fail to obtain or maintain any of the policies or insurance required herein or to pay any premium in whole or in part relating thereto, then the Secured Parties, without waiving or releasing any of the Obligations, or resulting Event of Default, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto

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which a majority of the Secured Parties deems advisable. All sums so disbursed by the Secured Parties shall be part of the Obligations, secured by the terms of this Agreement.

                  (b) Each Grantor hereby directs all insurers under policies of Property damage, boiler and machinery and business interruption insurance relating to the Property to pay all proceeds payable under such policies directly to the Secured Parties. In no case shall such proceeds be payable to any Grantor or any Grantor and the Secured Parties. The Secured Parties shall, upon receipt of such proceeds, apply all of the proceeds so received in repayment of the Obligations in the manner set forth in that certain Agreement of even date herewith amongst the Secured Parties. Notwithstanding the foregoing, in the event proceeds of insurance received by the Secured Parties under property damage, boiler and machinery policies or business interruption insurance policies (i) are less than $500,000 or (ii) constitutes Replacement Proceeds, Secured Parties shall, provided that no Potential Event of Default or Event of Default shall have occurred and be continuing unwaived, upon receipt of such proceeds, remit the amount so received to the applicable Grantor.

                  SECTION 11. Inspection of Property; Books and Records; Discussions. Each Grantor shall permit any authorized representative(s) designated by the Secured Parties to visit and inspect, whether by access to such Grantor's MIS or otherwise, any of the Property, to examine, audit, check and make copies of such Grantor's financial and accounting records, books, journals, orders, receipts and any correspondence (other than privileged correspondence with legal counsel) and other data relating to its business or the transactions contemplated or referenced in the Credit Agreement (including, without limitation, in connection with environmental compliance, hazard or liability) and to discuss its affairs, finances and accounts with its management personnel and independent certified public accountants, all upon reasonable written notice and at such reasonable times during normal business hours, as often as may be reasonably requested by a majority of the Secured Parties. Each such visitation and inspection shall be at such Grantor's expense. Each Grantor shall keep and maintain in all material respects on its MIS and otherwise proper books of record and account in which entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities, including, without limitation, transactions and other dealings with respect to the Collateral. If an Event of Default has occurred and is continuing and the Obligations have been accelerated pursuant to Section 12.02(a) of the Credit Agreement, each Grantor, upon request by a majority of the Secured Parties in connection with efforts to enforce the rights and remedies of the Secured Parties in respect of the Obligations shall turn over any such records to the Secured Parties or its representatives; provided, however, that the Grantors may, in their discretion, retain copies of such records.

                  SECTION 12. Remedies. Subject to the terms of the Intercreditor Agreement (as defined below), if any Event of Default shall have occurred and be continuing:

                  (a) The Secured Parties may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of Florida at that time (the "Uniform Commercial Code") (whether or not the Uniform Commercial Code applies to the affected Collateral). The Secured Parties also may (i) without notice, demand or legal process of any kind, all of which each Grantor hereby waives to the

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extent permitted by applicable law, at any time or times enter such Grantor's premises and either (x) take physical possession of the Collateral and maintain such possession on such Grantor's premises and continue the operation of such Grantor's business at such premises, at no cost to the Secured Parties, or (y) remove the Collateral or any part thereof, to such other places as the Secured Parties may desire, (ii) require the Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of a majority of the Secured Parties forthwith, assemble all or part of the Collateral as directed by the Secured Parties and make it available to the Secured Parties at a place to be designated by the Secured Parties which is reasonably convenient to both parties, and (iii) without notice, except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Parties' offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Parties may deem commercially reasonable. The Secured Parties agree that they will notify the applicable Grantor of the intended disposition of any of the Collateral owned by it within a commercially reasonable time prior to such intended disposition, the time of delivery of which notice the parties agree shall in no event be required to be greater than five (5) Business Days. The Secured Parties shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Parties may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Secured Parties are hereby granted a license or other right to use, without charge, the Grantors' trademarks, registered trademarks, trademark applications, service marks, registered service marks, service mark applications, patents, patent applications, trade names, rights of use of any name, labels, fictitious names, inventions, designs, trade secrets, computer programs, software, printouts and other computer materials, goodwill, registrations, copyrights, copyright applications, permits, licenses, franchises, customer lists, credit files, correspondence, and advertising materials, and any Property of a similar nature, as it pertains to the Collateral, or any rights to any of the foregoing, in completing production of, advertising for sale, and selling any Collateral or in operating any Grantor's business, and any Grantor's rights under all leases, licenses, consignment, and franchise agreements shall inure to the Secured Parties' benefit.

                  (b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE SECURED PARTIES OF THEIR RIGHTS TO (I) REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR (II) REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL WITHOUT PRIOR NOTICE OR HEARING.

                  (c) Any cash held by the Secured Parties as Collateral and all cash proceeds received by the Secured Parties in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Parties, be held by the Secured Parties as Cash Collateral for, and/or then or at any time thereafter be applied in whole or in part by the Secured Parties for their benefit, all or any part of the Obligations, subject to the provisions of the Credit Agreement and the Intercreditor Agreement governing such cash, proceeds, or other realization upon the Collateral and the application thereof.

                  (d) The Secured Parties shall have the right, upon notice to the applicable Grantor of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Secured Parties and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Secured Parties and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from the Secured Parties referred to in the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of such Receivables shall be received in trust for the benefit of the Secured Parties hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Secured Parties in the same form as so received (with any necessary endorsement) to be held as Cash Collateral and shall be applied as provided by Section 12(c) above, and (ii) no Grantor shall adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon. In any suit, proceeding or action brought by the Secured Parties under any account comprising part of the Collateral, each Grantor will save, indemnify and keep the Secured Parties harmless from and against all expense, loss or damages suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by any Grantor of any obligation or arising out of any other agreement, Indebtedness or liability at any time owing to or in favor of such obligor or its successors from any Grantor, and all such obligations of the Grantors shall be and shall remain enforceable against and only against the Grantors and shall not be enforceable against the Secured Parties.

                  SECTION 13. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 14. Notices, Etc. All notices and other communications provided for hereunder shall be given in the manner set forth in the Credit Agreement to the addresses provided by the parties to one another from time to time, except that any notice provided by a Grantor to a Secured Party hereunder shall be effective only upon receipt thereof by such Secured Party.

                  SECTION 15. Continuing Security Interest; Termination; Payments Set Aside. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until indefeasible payment in full in cash of the Obligations and the Grantors' obligations with respect to the Quevedo Note and the Shareholder Guarantees or otherwise terminated, in writing, by the Secured Parties, (ii) be binding upon the Grantors and the Secured Parties, and their respective successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Grantors, the Secured Parties, and their respective successors, transferees and assigns. Upon the indefeasible payment in full in cash of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to such Grantor. To the extent that any Grantor makes a payment or payments to the Secured Parties or any of them or the Secured Parties or any of them enforces its security interests or exercises its rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

                  SECTION 16. Intercreditor Agreement; Subordination. This Agreement is expressly subject and subordinate to the rights of the Agent and the Lenders under the Credit Agreement and the security interests arising therefrom. Notwithstanding anything in this Agreement to the contrary, each of the Secured Parties acknowledges and agrees that all of their respective rights and remedies in and to the Collateral shall be subject in all respects to that certain Intercreditor Agreement of even date herewith between the Secured Parties, the Agent, Citicorp USA, Inc., and BofA (the "Intercreditor Agreement"), and none of the Secured Parties shall take any actions against the Collateral or any part thereof in contravention of the terms of the Intercreditor Agreement.

                  SECTION 17. Survival of Representations and Warranties. Each Grantor covenants, warrants, and represents to the Secured Parties that all representations and warranties of the Grantors contained in this Agreement are true at the time of the Grantors' execution of this Agreement, shall survive the execution, delivery and acceptance hereof by the parties hereto and shall continue in effect until all of the Obligations have been paid in full in cash or otherwise terminated or cancelled.

                  SECTION 18.  Governing Law; Terms; Severability.

         (a) This Agreement shall be interpreted, and the rights and liabilities of the parties hereto, determined in accordance with, the laws of the State of Florida, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or any of the remedies hereunder, in respect of any particular Collateral, may be governed by the laws of a jurisdiction other than the State of Florida.

         (b) Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Uniform Commercial Code are used herein as therein defined.

         (c) If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  SECTION 19. No Waiver; Remedies. No failure on the part of the Secured Parties to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 20. Marshalling; Recourse to Security. None of the Secured Parties shall be under any obligation to marshall any assets in favor of any Grantor or any other party or against or in payment of any or all of the Obligations. Recourse to security shall not be required at any time.

                  SECTION 21.   Construction.

                  (a) The works "hereof", "herein" and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement and section references are to this Agreement unless otherwise specified.

                  (b) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

                  (c) Except as otherwise explicitly provided in this Agreement, to the extent a conflict or inconsistency exists between the terms and provisions of this Agreement and the terms and provisions of the Intercreditor Agreement, the terms and provisions of the Intercreditor Agreement shall govern.

                  (d) Except as provided in subsection (c) above, this Agreement represents the final agreement of the Grantors and the Secured Parties with respect to the matters contained herein, subject to the terms of the Intercreditor Agreement, and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between any Grantor and any of the Secured Parties.

                  SECTION 22. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

                  SECTION 23. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same agreement.

                           {Signature Pages to follow}

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                            AEROCELL STRUCTURES, INC.


                                            By:  /s/ Timothy D. Nolan
                                               ---------------------------------
                                                 Timothy D. Nolan
                                                 Treasurer

                                            AIRCRAFT INTERIOR DESIGN, INC.


                                            By:  /s/ Timothy D. Nolan
                                               ---------------------------------
                                                 Timothy D. Nolan
                                                 Treasurer

                                            TRIAD INTERNATIONAL MAINTENANCE
                                            CORPORATION

                                            By:  /s/ Timothy D. Nolan
                                               ---------------------------------
                                                 Timothy D. Nolan
                                                 Treasurer

                                            TIMCO ENGINE CENTER, INC.


                                            By:  /s/ Timothy D. Nolan
                                               ---------------------------------
                                                 Timothy D. Nolan
                                                 Treasurer

                                            AVIATION SALES DISTRIBUTION SERVICES
                                            COMPANY


                                            By:  /s/ Timothy D. Nolan
                                               ---------------------------------
                                                 Timothy D. Nolan
                                                 Treasurer

                                            AVS/M-1, INC.


                                            By:  /s/ Timothy D. Nolan
                                               ---------------------------------
                                                 Timothy D. Nolan
                                                 Treasurer

                                            AVS/M-2, INC.


                                            By:  /s/ Timothy D. Nolan
                                               ---------------------------------
                                                 Timothy D. Nolan
                                                 Treasurer

                                            AVS/M-3, INC.


                                            By:  /s/ Timothy D. Nolan
                                               ---------------------------------
                                                 Timothy D. Nolan
                                                 Treasurer

                                            AVS/CAI, INC.


                                            By:  /s/ Timothy D. Nolan
                                               ---------------------------------
                                                 Timothy D. Nolan
                                                 Treasurer

                                    AVIATION SALES LEASING COMPANY

                                    By:  /s/ Timothy D. Nolan
                                       ---------------------------------
                                         Timothy D. Nolan
                                         Treasurer

                                    WHITEHALL CORPORATION


                                    By:  /s/ Timothy D. Nolan
                                       ---------------------------------
                                         Timothy D. Nolan
                                         Treasurer

                                    AVIATION SALES PROPERTY
                                    MANAGEMENT CORP.


                                    By:  /s/ Timothy D. Nolan
                                       ---------------------------------
                                         Timothy D. Nolan
                                         Treasurer

                                    AVSRE, L.P.
                                    by Aviation Sales Property Management Corp.,
                                         its General Partner

                                    By:  /s/ Timothy D. Nolan
                                       ---------------------------------
                                         Timothy D. Nolan
                                         Treasurer

                                    HYDROSCIENCE, INC.


                                    By:  /s/ Timothy D. Nolan
                                       ---------------------------------
                                         Timothy D. Nolan
                                         Treasurer

                              TIMCO ENGINEERED SYSTEMS, INC.


                              By:  /s/ Timothy D. Nolan
                                 ---------------------------------
                                   Timothy D. Nolan
                                   Treasurer

                              TIMCO AVIATION SERVICES, INC.


                              By:  /s/ Timothy D. Nolan
                                 ---------------------------------
                                   Timothy D. Nolan
                                   Treasurer

                              JAMES INVESTMENTS, INC.


                              By: /s/ Robert Alpert
                                 ---------------------------------
                              Name: Robert Alpert
                                   -------------------------------
                              Title: President
                                    ------------------------------

                              LJH, LTD.

                                   By: DLH Management, LLC, its general
                                   partner


                                   By: /s/ Lacy J. Harber
                                      ----------------------------
                                   Name: Lacy J. Harber
                                        --------------------------
                                   Title: President
                                         -------------------------


                                   /s/ Benito Quevedo
                                   -------------------------------
                                   Benito Quevedo, Individually

                                   /s/ Martha Quevedo
                                   -------------------------------
                                   Martha Quevedo, Individually

                                   /s/ Don A. Sanders
                                   -------------------------------
                                   Don A. Sanders, Individually